UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

FRESHPET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36729	20-1884894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Plaza Drive, 1st Floor Secaucus, NJ	07094
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 520-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2023, J. David Basto notified the Board of Directors (the “Board”) of Freshpet, Inc. (“Freshpet” or the “Company”) of his resignation from the Board, and all committees thereof, effective May 31, 2023. Mr. Basto was recently promoted to Partner and Head of the Consumer, Media and Retail team in the Americas at The Carlyle Group (“Carlyle”), and Mr. Basto has therefore concluded that he is no longer able to dedicate the requisite time and attention needed to continue serving on the Freshpet Board at this time, due to increasing firm obligations. Mr. Basto’s decision to resign is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Freshpet and the Board are grateful to Mr. Basto for his years of dedicated service to the Company and its stockholders as a valued member of the Board and wish him well in his new role at Carlyle. In light of Mr. Basto’s resignation, on May 31, 2023, the Board determined to decrease the size of the Board from eleven directors to ten directors, thereby eliminating the vacancy in Class II of the Board (which is not up for election until the Company’s 2025 annual meeting of stockholders) created by Mr. Basto’s resignation, effective immediately. Consistent with the Company’s prior announcement, the Board will be further reduced from ten directors to nine directors in connection with the retirement of Charles A. Norris from the Board, effective at the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”).

Important Additional Information and Where to Find It

This communication is being made in connection with the Annual Meeting. The Company intends to file a proxy statement (the “Proxy Statement”), an accompanying WHITE proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”) in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Security holders may obtain free copies of the Proxy Statement and other documents containing important information about Freshpet once such documents are filed with the SEC, free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents will also be available free of charge on the “Investors” section of Freshpet’s website at www.investors.freshpet.com.

Participants in the Solicitation

Freshpet, members of our Board and certain of our executive officers are “participants” in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. Information regarding the Board and executive officers and their respective interests in the Company, by security holdings or otherwise, is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 28, 2023, as amended on May 1, 2023. To the extent such ownership interests have changed since such filings, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC, and will be reflected in the Proxy Statement for the Annual Meeting when filed with the SEC. Security holders may obtain free copies of these documents as described above.

Forward Looking Statements

Certain of the Company’s statements included herein constitute “forward-looking” statements, including statements related to the future impact of the novel coronavirus, the future progress of our Freshpet Kitchens expansion, future governance changes, our growth potential and plans, our projected or targeted operating results, our ability to meet our sustainability targets, goals, and commitments, including due to the impact of climate change, our expectations regarding our future operating and economic environment, and our long-term capacity planning. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including potential costs associated with shareholder activism. For a detailed discussion of risks, uncertainties and other factors that could cause our actual results to differ materially from those anticipated or expressed in any forward-looking statements, see the section entitled “Risk Factors” in the Company’s latest annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the SEC. Such forward-looking statements are made only as of the date they are made. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: June 2, 2023	By:	/s/ Todd Cunfer
	Name:	Todd Cunfer
	Title:	Chief Financial Officer

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